Exhibit 10.19

TAYSHA GENE THERAPIES, INC.

AMENDMENT NO. 1 TO

SALES AGREEMENT

March 30, 2022

GOLDMAN SACHS & CO. LLC

200 West Street

New York, New York 10282

WELLS FARGO SECURITIES, LLC

30 Hudson Yards

New York, New York 10001

SVB SECURITIES LLC

1301 Avenue of the Americas, 12th Floor

New York, New York 10019

Ladies and Gentlemen:

Reference is made to the Sales Agreement, dated October 5, 2021 (the “Sales Agreement”), by and among Taysha Gene Therapies, Inc., a Delaware corporation (the “Company”), SVB Securities LLC (“SVB Securities”, formerly known as SVB Leerink LLC) and Wells Fargo Securities, LLC (“Wells Fargo” and together with SVB Securities, the “Existing Agents”), pursuant to which the Company agreed, in its sole discretion, to issue and sell, from time to time, through the Existing Agents, as agent and/or principal, up to $150,000,000 of shares of common stock, par value $0.0001 per share, of the Company. All capitalized terms used in this Amendment No. 1 to Sales Agreement (this “Amendment”) and not otherwise defined herein shall have the respective meanings assigned to such terms in the Sales Agreement. The Company and the Existing Agents hereby agree as follows:

A.	Amendments to Sales Agreement. The Sales Agreement is amended as follows:

1. The definitions of the terms “Agent” and “Agents” in the first sentence of the Sales Agreement are hereby amended to read as follows: “Goldman Sachs & Co. LLC, Wells Fargo Securities, LLC and SVB Securities LLC (each an “Agent” and collectively, the “Agents”)”.

2. Section 3 of the Sales Agreement is hereby amended and restated as follows:

3. Sale of Placement Shares by the Designated Agent. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, including Section 5(c), upon a Designated Agent’s acceptance of the terms of a Placement Notice as provided in Section 2, and unless the sale of the Placement Shares described therein has been declined, suspended or otherwise terminated in accordance with the terms of this Agreement, the Designated Agent, for the period specified in the Placement Notice, will use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of the Nasdaq Global Select Market (“Nasdaq”) to sell such Placement Shares up to the number or amount specified in, and otherwise in accordance with the terms of, such Placement Notice. Each Designated Agent will provide written confirmation to the Company (including by email correspondence to each of the individuals of the Company set forth on Schedule 2, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) no later than the opening of the Trading Day (as defined below) immediately following the Trading Day on which it has made sales of Placement Shares hereunder setting forth the number or amount of Placement Shares sold on such Trading Day, the volume-weighted average price of the Placement Shares sold and the Net Proceeds (as defined below) payable to the Company. The Designated Agent may make sales pursuant to each order by any method deemed to be an “at the market offering” as defined in Rule 415(a)(4) of the Securities Act, including without limitation (i) by means of ordinary brokers’

transactions (whether or not solicited), (ii) directly on or through any national securities exchange or facility thereof, a trading facility of a national securities association, an alternative trading system, or any other market venue, including in the over-the-counter market, (vii) in negotiated transactions with the Company’s prior written consent or (iv) through a combination of any such methods. If expressly authorized by the Company (including in a Placement Notice), the Designated Agent may also sell Placement Shares in negotiated transactions. Notwithstanding the provisions of Section 6(tt), except as may be otherwise agreed by the Company and the Designated Agent, the Designated Agent shall not purchase Placement Shares on a principal basis pursuant to this Agreement unless the Company and the Designated Agent enter into a separate written agreement setting forth the terms of such sale. The Company acknowledges and agrees that (i) there can be no assurance that the Designated Agent will be successful in selling Placement Shares, (ii) the Designated Agent will incur no liability or obligation to the Company or any other person or entity if it does not sell Placement Shares for any reason other than a failure by the Designated Agent to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of Nasdaq to sell such Placement Shares as required under this Agreement and (iii) the Designated Agent shall be under no obligation to purchase Placement Shares on a principal basis pursuant to this Agreement unless the Company and the Designated Agent enter into a separate written agreement setting forth the terms of such sale. For the purposes hereof, “Trading Day” means any day on which the Common Stock is purchased and sold on Nasdaq.

3. Section 12 of the Sales Agreement is hereby amended to include the following subsection following Wells Fargo’s relevant information in such section:

“and

Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

Phone No.: 866-471-2526

Attention: Registration Department”

4. Schedule 2 of the Sales Agreement is hereby amended to include the following subsections following Wells Fargo’s relevant information in such section:

“Goldman Sachs

Lyla Bibi

lyla.bibi@ny.ibd.email.gs.com

Ashley Kaplowitz

ashley.kaplowitz@ny.ibd.email.gs.com

Brock Ghelfi

Brock.Ghelfi@ny.ibd.email.gs.com

Deryk Delahanty

Deryk.A.Delahanty@ny.ibd.email.gs.com”

B.

Obligations Binding upon Goldman Sachs & Co. LLC. Goldman Sachs & Co. LLC hereby agrees to be bound by the terms of the Sales Agreement. Goldman Sachs & Co. LLC shall be considered to be an Agent under the Sales Agreement to the same extent as if it were a party to the Sales Agreement on the date of the execution thereof.

C.	Prospectus Supplement. The Company shall file a Prospectus Supplement pursuant to Rule 424(b) of the Securities Act reflecting the terms of this Amendment within two business days of the date hereof.

D.

No Other Amendments; References to Agreement. Except as set forth in Part A above, all the terms and provisions of the Sales Agreement shall continue in full force and effect. All references to the Sales Agreement in the Sales Agreement or in any other document executed or delivered in connection therewith shall, from the date hereof, be deemed a reference to the Sales Agreement as amended by this Amendment.

E.

Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart by one party to the other may be made by facsimile or email transmission.

F.	Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws.

[Remainder of page intentionally left blank.]

Exhibit 10.19

If the foregoing correctly sets forth the understanding among the Company and each of the Agents, please so indicate in the space provided below for that purpose, whereupon this Amendment No. 1 to Sales Agreement and your acceptance shall constitute a binding agreement among the Company and each of the Agents.

Very truly yours,

TAYSHA GENE THERAPIES, INC.

By:	/s/ Kamran Alam
Name:	Kamran Alam
Title:	Chief Financial Officer

[Signature Page to Amendment No. 1 to Sales Agreement]

Exhibit 10.19

Accepted and agreed to as of the date first above written:

GOLDMAN SACHS & CO. LLC

By:	/s/ Lyla (Bibi) Maduri
Name:	Lyla (Bibi) Maduri
Title:	Managing Director

WELLS FARGO SECURITIES, LLC

By:	/s/ David Bohn
Name:	David Bohn
Title:	Managing Director

SVB SECURITIES LLC

By:	/s/ Peter M. Fry
Name:	Peter M. Fry
Title:	Head of Alternative Securities

[Signature Page to Amendment No. 1 to Sales Agreement]